/s/ David A. Robinson      _
                              David A. Robinson, President
                         EXHIBIT 3(i).4

 Plan and Articles of Merger of Russco Resources, Inc., into SHP

  (Incorporated by reference to Exhibit 3(i).1 to the Company's
                   Current Report on Form 8-K
                      dated July 28, 1995)